Income tax	12 Months Ended
Dec. 31, 2025
Disclosure Of Income Tax [Abstract]
Income tax	Income tax
Taxation recognized in the consolidated statements of profit or loss and other comprehensive income or loss during the years ended 31 December 2025, 2024, and 2023 is as follows:

	2025	2024	2023
Current tax
Direct taxes - current	1,906	1,149	1,307
Direct taxes – prior year	(80)	(48)	(60)
Total current tax	1,826	1,101	1,247
Deferred tax
Current	137,476	7,284	(89,847)
Prior year	(30,872)	5,916	(10,719)
Total deferred tax	106,604	13,200	(100,565)
Total income tax charge / (benefit)	108,429	14,301	(99,318)
The prior year deferred tax impact of $30.9 million mainly relates to foreign currency impact on losses denominated in Icelandic krona.
The tax charge for the year ended 31 December 2025 is impacted by the derecognition of previously recognized deferred tax asset on accumulated tax losses in Iceland as, based on updated expectations of future taxable profits, management considered no longer probable that the related deferred tax asset will be fully utilized . Other factors affecting the tax charge for the year relate to favorable foreign currency impact on accumulated tax losses denominated in Icelandic Krona and are predominantly represented as prior year deferred taxes. The factors affecting the tax charge during the year ended 31 December 2024 relate primarily to the utilization of the deferred tax asset on accumulated tax losses previously recognized, as management had assessed at that time that it was probable that the accumulated tax losses would be fully utilized.
There were no accruals for tax contingencies during the years ended 31 December 2025, 2024, and 2023.
The effective tax rate for the year of 79.5% (2024: (6.6)%, 2023: 15.3%) is higher than the applicable Luxembourgish statutory rate of corporation income tax. The reconciling items between the statutory rate and the effective tax rate are as follows:

	2025	2024	2023
Tax rate	23.9%	24.9%	24.9%
Effect of tax rate in foreign jurisdictions	(1.4%)	0.8%	(3.4%)
Permanent Differences	(37.1%)	(17.4%)	(6.7%)
Derecognition of tax losses previously recognized	95.3%	—%	—%
Non-recognition of tax losses	21.6%	(12.2%)	(1.5%)
Other items	(22.8%)	(2.8%)	1.9%
Effective tax rate	79.5%	(6.6%)	15.3%

The movement in net deferred taxes during the years ended 31 December 2025 and 2024 is as follows:

	2025	2024
Balance at 1 January	296,549	309,754
Acquisition of subsidiaries	(5,551)	—
Deferred tax credited to profit or loss	(106,655)	(13,205)
Balance at 31 December	184,343	296,549
Deferred tax assets	192,211	298,360
(Deferred tax liabilities)	(7,868)	(1,811)

	2025		2024
Deferred Tax Assets and Liabilities	DTA	(DTL)	DTA	(DTL)
Intangible Assets	713	522	751	—
Tangible Assets	4,213	(6,458)	530	(849)
Inventory Reserves	1,518	(203)	1,384	—
Bad Debt Reserves	172	—	3,483	—
Employee Benefits	3,973	—	4,611	—
Provisions and accruals	—	(871)	—	(679)
Other	202	(857)	(275)	(283)
Taxable Losses	181,421	—	287,874	—
Total Deferred Taxes	192,211	(7,868)	298,360	(1,811)
Where there is a right of offset of deferred tax balances within the same tax jurisdiction, IAS 12 requires these to be presented after such offset in the consolidated statements of financial position. The closing deferred tax balances included above are after offset; however, the disclosure of deferred tax assets by category below are presented before such offset.
The amount of deferred tax recognized in the consolidated statements of financial position as of 31 December 2025 and 2024 is composed of:

	2025	2024
Deferred tax assets attributable to tax loss carryforwards	181,421	287,874
Deferred tax asset attributable to other temporary differences	11,312	10,760
(Deferred tax liabilities) attributable to other temporary differences	(8,390)	(2,086)
Net deferred tax assets / (liabilities)	184,343	296,549

A deferred tax liability has been recognized in relation to ordinary timing differences arising from depreciation, reserves and other provisions. A deferred tax liability of $8.4 million and $2.1 million has been recognized as of 31 December 2025 and 2024, respectively.
A net deferred tax asset of $184.3 million and $296.5 million is recognized as of 31 December 2025 and 31 December 2024, respectively.

A deferred tax asset has been recognized in relation to ordinary timing differences arising from amortization, depreciation, reserves, employee benefits, other provisions and tax losses carried forward in the Group. The deferred tax asset related to tax losses reflect the portion of accumulated tax losses in Iceland that management considers probable of being utilized. In reaching this conclusion, management evaluated all available positive and negative evidence, including long-term profitability expectations associated with product, license and other revenues, and assessed the extent to which future profits could be used to offset cumulative tax losses as at 31 December 2025.

The recoverability assessment is performed annually in accordance with IAS 12 and considers the robustness of the long‑term financial plan (which is the six year plan for 2026–2031) supporting forecast taxable results. As part of this year’s assessment, the key assumptions were updated and incorporated risks associated to potential variability in product volumes (market share), unit prices, timing of product launches and the probability of success for pipeline products, and included the effects of 2025 regulatory changes, pricing and demand, acknowledging that development, regulatory‑timing and commercial assumptions may evolve over time. Projected revenue streams were included only where a sufficient level of substantiation exists (for example, launched products, partner purchase orders and signed licensing agreements).

Based on this assessment, certain tax losses arising in 2016 and 2017 are set to expire unused and tax losses arising in 2022 onwards are not expected to be fully utilized by 2031, resulting in the derecognition of $130.0 million of previously recognized deferred tax assets on accumulated tax losses, which was mainly a result of a combination of delays in regulatory approval, more pronounced pricing pressure than anticipated and regulatory changes in the US . An amount of $181.4 million of deferred tax asset on accumulated tax losses remains recognized and reflects the portion of tax losses for which management has determined that are probable of being utilized . The Group continues not to recognize a deferred tax asset for tax losses arising in Luxembourg, as their recoverability is considered unlikely.

There is an inherent uncertainty and estimation in the valuation of deferred tax assets and, therefore, this is an area subject to risk of material change as a result of underlying assumptions and judgements used, in particular the forecast of future profitability used to determine the recoverability of deferred tax. It is possible that to the extent that actual outcomes differ from management’s estimates, material income tax charges or credits, and material changes in deferred tax assets may arise within the next financial year or in future years. In this context, Management notes that adverse movements, in key assumptions—such as slower‑than‑expected revenue growth, shifts in market conditions, pricing pressures, or delays in the timing of projected taxable profits—could impact materially the recognition of deferred tax assets over taxable losses.

These tax losses expire as follows:

2026-2028	208,484
2029-2031	549,965
Later	889,170
Indefinite	—
Total	1,647,618
As of 31 December 2025 the Group has total unused tax losses of $1,647.6 million. Of this, $740.5 million represent unused losses for which no deferred tax asset has been recognized in the statement of financial position but are available to offset future taxable income: $650.0 million reside in Iceland and $90.5 million reside in Luxembourg. The remaining total of unused tax losses of $907.1 million represent unused losses in Iceland for which a deferred tax asset has been recognized in the statement of financial position and which are available to offset future taxable income.